                          ANNUAL REPORT / MARCH 31 2000

                            AIM TAX-EXEMPT CASH FUND

                                  [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]
                             --Registered Trademark--

                    Dear Fellow Shareholder:

                    AIM Tax-Exempt Cash Fund continued to provide attractive
    PHOTO OF        tax-free income during the fiscal year ended March 31, 2000.
   Charles T.       At the end of the reporting period, the fund posted a
     Bauer,         seven-day effective yield of 3.48% and a seven-day yield of
  Chairman of       3.42%. Translated to its taxable equivalent, the fund's
  the Board of      seven-day effective yield was 5.18% based on net asset value
 AIM TAX-EXEMPT     and adjusted for the highest marginal federal tax rate of
    CASH FUND       39.6%. The taxable-equivalent yield is calculated in the
                    same manner as the standard yield with an adjustment for the stated assumed tax rate.
                        The fund's 5.18% taxable-equivalent seven-day effective
                    yield compared quite favorably to popular bank money market deposit accounts. According to the Bank Rate Monitor, which tracks yields on bank money market deposit accounts, the seven-day average yield on those accounts stood at 2.01% as of March 31, 2000. Bank money market deposit accounts are insured by the Federal Deposit Insurance Corporation (FDIC) as to interest and principal. An investment in this fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money investing in the fund.
    The fund maintained its strict adherence to an investment discipline of purchasing only securities of superior credit quality. Specifically, the fund invests only in "Eligible Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940. "Eligible Securities" are securities rated in one of the two highest categories by two nationally recognized statistical rating organizations, or, if unrated, are determined by the fund's board of directors to be of comparable quality to a rated security that meets such quality standards. Net assets in the fund stood at $60.4 million at the end of the fiscal year.

MARKET ENVIRONMENT
The main focus during the past fiscal year has been inflation prevention. The United States has continued on its path of record economic growth, and in February, the current period of economic expansion became the longest in U.S. history. However, this has not come about without some growing pains.
    The Federal Reserve Board (the Fed) kept a close eye on economic indicators--such as unemployment and consumer spending--throughout the fiscal year, shifting into reactionary mode when it seemed that the feverish pace of the economy was in danger of igniting inflation. Since June 1999, the Fed has raised the federal funds rate five times, with the rate standing at 6.0% at the close of the reporting period.
    The municipal market had a rather rough year in 1999. Rising interest rates and weak demand deflated municipal-bond prices and contributed to a decline in new issue volume. State and local governments cut back on issuing new bonds and refinancing older issues as the cost of borrowing money increased. Municipal investors were generally better off in the short end of the yield curve for most of the fiscal year because while shorter-term issues provided attractive yields, they also avoided the price declines that hit many longer-term issues. The still-booming U.S. economy enhanced the bottom line for many cities by allowing them to generate increased revenues. This has also led to an increase in credit quality in the muni market as cities' ability to repay debt has increased.
    In the first quarter of 2000, states, cities and public agencies sold 39% fewer bonds than in the first quarter of 1999. However, yield trends in the municipal market have thus far in 2000 mirrored those in the Treasury market. With interest rates rising and a perceived scarcity in the 30-year Treasury bond, the Treasury yield curve became inverted, meaning yields on shorter-term securities rose above those for long-term Treasuries. Similarly, shorter-term muni issues have seen their yields increase (an average of 0.17%), while longer-term issues of five years or more have seen their yields fall. This has contributed to the muni markets' strong first-quarter performance of 2.92%, which was driven in part by the attractiveness of muni yields versus comparable maturity Treasury securities.

OUTLOOK
The Fed continues its diligent watch over the U.S. economy for signs of inflation, and many analysts believe the Fed will keep raising interest rates as long as the country's record growth continues. Economic indicators continue to send mixed signals--some indicate a rise in inflationary pressures, some do not. Given the current uncertainty with respect to the direction of interest rates, the fund is well positioned for those investors seeking liquidity, safety and a competitive level of income.
    We are pleased to send you this report on the performance of AIM Tax-Exempt Cash Fund. As always, we welcome your comments about this report or about this fund. You may reach us by calling Client Services at 800-959-4246 during normal business hours. For automated account information 24 hours a day, call the AIM Investor Line toll-free at 800-426-5463.

Respectfully submitted,                                COVER ART:
                                                       SUMMER SOLSTICE III
/s/ CHARLES T. BAUER                                   BY ALLISON WATSON,
                                                       AMERICAN
Charles T. Bauer
Chairman


                            AIM TAX-EXEMPT CASH FUND

SCHEDULE OF INVESTMENTS

March 31, 2000

                              RATING(a)       PAR
                             S&P   MOODY'S   (000)       VALUE
SHORT-TERM MUNICIPAL
  OBLIGATIONS-86.12%

ALABAMA-2.32%

Alabama Industrial
  Development Board
  (Industrial Partners
  Project); Refunding VRD
  Series 1989 RB
  (LOC-Suntrust Bank)
  4.10%, 01/01/07(b)         --     Aa3      $1,405   $ 1,405,000
-----------------------------------------------------------------

ARKANSAS-2.15%

Arkansas (University of)
  (University of Arkansas
  for Medical Sciences
  Campus); Refunding VRD
  Series 1998 RB
  3.95%, 12/01/19(b)(c)      --    VMIG-1     1,300     1,300,000
-----------------------------------------------------------------

CALIFORNIA-3.47%

Huntington Beach (City of)
  (Seabridge Villas
  Project); Multifamily
  Housing VRD Series 1985
  A RB
  4.00%, 02/01/10(b)         --    VMIG-1     2,100     2,100,000
-----------------------------------------------------------------

CONNECTICUT-1.03%

Connecticut (State of)
  Special Tax Obligation
  (JP Morgan PUTTERS); VRD
  Series 114 1999 A RB
  3.81%, 10/01/09(b)(d)      --    VMIG-1       618       618,002
-----------------------------------------------------------------
Connecticut (State of)
  Special Tax Obligation
  (Infrastructure Purpose
  S-1); Transportation VRD
  Series RB
  3.85%, 12/01/10(b)        A-1+   VMIG-1         5         5,000
-----------------------------------------------------------------
                                                          623,002
-----------------------------------------------------------------

DELAWARE-3.48%

Delaware (State of);
  Unlimited Series 1997 B
  GO
  5.00%, 05/01/00            AAA    Aaa       2,000     2,001,456
-----------------------------------------------------------------
Delaware (University of)
  VRD Series 1998 RB
  3.90%, 11/01/23(b)        A-1+     --         100       100,000
-----------------------------------------------------------------
                                                        2,101,456
-----------------------------------------------------------------

FLORIDA-5.30%

Capital Trust Agency;
  Multifamily Housing VRD
  Series 1999 B RB
  4.00%, 12/01/32(b)(c)     A-1+     --       3,200     3,200,467
-----------------------------------------------------------------

                              RATING(a)       PAR
                             S&P   MOODY'S   (000)       VALUE
GEORGIA-0.28%

Dekalb Private Hospital
  Authority (Egleston
  Children's Hospital at
  Emory University);
  Revenue Anticipation
  Certificates VRD Series
  1994 A (LOC-SunTrust
  Bank)
  3.85%, 03/01/24(b)        A-1+   VMIG-1    $  170   $   170,000
-----------------------------------------------------------------

ILLINOIS-12.08%

Illinois Development
  Finance Authority
  (American College of
  Surgeons Project); Tax
  Exempt VRD Series 1996
  RB (LOC-Northern Trust
  Co.)
  3.95%, 08/01/26(b)        A-1+     --       2,083     2,083,000
-----------------------------------------------------------------
Illinois Health Facilities
  Authority (Blessing
  Hospital); VRD Series
  1999 B RB
  4.00%, 11/15/29(b)(c)      A-1   VMIG-1     2,000     2,000,000
-----------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Adjustable Rate
  Refunding VRD Series
  1996 C RB
  (LOC-Lasalle National
  Bank)
  3.90%, 05/15/26(b)        A-1+     --       1,420     1,420,000
-----------------------------------------------------------------
Illinois Health Facilities
  Authority (Resurrection
  Health Care); VRD Series
  1999 B RB
  3.95%, 05/15/29(b)        A-1+   VMIG-1       300       300,000
-----------------------------------------------------------------
Illinois Health Facilities
  Authority; Revolving
  Fund Pooled VRD Series D
  RB (LOC-Bank One
  Illinois NA)
  3.90%, 08/01/15(b)         A-1   VMIG-1     1,500     1,500,000
-----------------------------------------------------------------
                                                        7,303,000
-----------------------------------------------------------------

IOWA-2.66%

Iowa School Corporations
  (Iowa School Cash
  Anticipation Program);
  Warrant Certificates
  Series 2000
  4.75%, 02/01/01(c)        SP-1+  MIG-1      1,600     1,608,931
-----------------------------------------------------------------

KENTUCKY-1.93%

Kentucky Interlocal School
  Transportation
  Association; Series 1999
  TRAN
  4.00%, 06/30/00           SP-1+  MIG-1      1,163     1,164,207
-----------------------------------------------------------------

LOUISIANA-3.31%

Calcasieu Parish Inc.
  Industrial Development
  Board (Olin Corp.
  Project); Refunding VRD
  Series 1993 B IDR
  (LOC-Wachovia Bank
  Corp.)
  4.10%, 02/01/16(b)        A-1+     --       2,000     2,000,000
-----------------------------------------------------------------

                              RATING(a)       PAR
                             S&P   MOODY'S   (000)       VALUE
MASSACHUSETTS-1.00%

Massachusetts Bay
  Transportation
  Authority; Series 1967
  RB
  5.00%, 03/01/01            AA-    Aa2      $  600   $   604,225
-----------------------------------------------------------------

MICHIGAN-7.12%

Michigan State Hospital
  Finance Authority
  (Hospital Equipment Loan
  Program); VRD Series
  1995 A RB (LOC-First of
  America Bank)
  3.85%, 12/01/23(b)         --    VMIG-1       400       400,000
-----------------------------------------------------------------
Monroe (County of)
  Economic Development
  Corp. (Detroit Edison
  Co.);
  Refunding Limited
  Obligation VRD Series
  1992 CC RB (LOC-Barclays
  Bank PLC)
  4.00%, 10/01/24(b)         --     P-1       2,000     2,000,000
-----------------------------------------------------------------
Morgan Stanley Float
  Program, Michigan State
  Hospital Finance
  Authority (Ascension
  Health); Floating Rate
  Trust Certificate VRD
  Series 98 180 RB
  4.01%, 05/15/05(b)(d)     A-1c     --       1,300     1,300,000
-----------------------------------------------------------------
Plymouth (Township of)
  Economic Development
  Corp. (Key International
  Project); VRD Series
  1984 RB (LOC-Comerica
  Bank)
  4.05%, 07/01/04(b)(e)      --      --         100       100,000
-----------------------------------------------------------------
Walled Lake Michigan
  Consolidated School
  District; Unlimited Tax
  Series II GO
  7.00%, 05/01/00(c)         AA+     Aa         500       501,361
-----------------------------------------------------------------
                                                        4,301,361
-----------------------------------------------------------------

MONTANA-0.99%

Missoula (County of)
  (Washington Corp.
  Project); VRD Series
  1984 IDR (LOC-Bank of
  Montreal)
  3.51%, 11/01/04(b)         --    VMIG-1       600       600,000
-----------------------------------------------------------------

NEW HAMPSHIRE-2.32%

New Hampshire Higher
  Education and Health
  Facilities Authority;
  VRD Hospital Series 1985
  C RB
  3.95%, 12/01/25(b)(c)     A-1+     --       1,400     1,400,000
-----------------------------------------------------------------

NEW YORK-2.14%

Eagle Tax Exempt Trust;
  Class A VRD Series
  943802 COP
  3.96%, 05/01/07(b)(c)(d)  A-1+C    --       1,295     1,295,000
-----------------------------------------------------------------

NORTH CAROLINA-4.76%

North Carolina Municipal
  Power Agency Number One
  (Catawba Electric);
  MERLOTS VRD Series 1999
  Q RB
  4.05%, 01/01/10(b)(c)(d)   --    VMIG-1     2,875     2,875,000
-----------------------------------------------------------------

                              RATING(a)       PAR
                             S&P   MOODY'S   (000)       VALUE
NORTH DAKOTA-0.76%

North Dakota Rural Water
  Finance Corp. (Public
  Projects-Construction);
  Series 1999 Notes
  4.25%, 09/01/00            --    MIG-1     $  460   $   460,000
-----------------------------------------------------------------

OHIO-0.50%

Delaware (County of)
  (Radiation Sterilizers,
  Inc.); VRD Series 1984
  IDR (LOC-Comerica Bank)
  3.95%, 12/01/04(b)         A-1     --         300       300,000
-----------------------------------------------------------------

PENNSYLVANIA-2.32%

York (City of) General
  Authority; Adjustable
  Rate Pooled Financing
  VRD Series 1996 RB
  3.95%, 09/01/26(b)         A-1     --       1,400     1,400,000
-----------------------------------------------------------------

SOUTH DAKOTA-1.66%

South Dakota Housing
  Development Authority
  (Homeownership
  Mortgage); Series C RB
  4.90%, 05/01/00            AAA    Aa1       1,005     1,006,007
-----------------------------------------------------------------

TENNESSEE-1.92%

Nashville and Davidson
  (Counties of) (Amberwood
  Ltd. Project); Metro
  Government Multifamily
  Housing Refunding VRD
  Series 1993 A IDR
  (LOC-Commerzbank AG)
  4.16%, 07/01/13(b)        A-1+   VMIG-1     1,160     1,160,000
-----------------------------------------------------------------

TEXAS-13.11%

Bexar (County of) Housing
  Finance Authority
  (Fountainhead
  Apartments); Multifamily
  Refunding VRD Series RB
  3.90%, 09/15/26(b)        A-1+     --       2,074     2,074,000
-----------------------------------------------------------------
Dallas (City of); Water &
  Sewer Commercial Paper
  Notes
  3.85%, 04/04/00           A-1+    P-1       2,441     2,441,000
-----------------------------------------------------------------
Texas (State of); Series
  1999 A TRAN
  4.50%, 08/31/00            A-1   MIG-1      2,000     2,006,181
-----------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers,
  Inc.); VRD Series 1985 A
  IDR (LOC-Comerica Bank)
  3.95%, 11/01/05(b)         A-1     --       1,400     1,400,000
-----------------------------------------------------------------
                                                        7,921,181
-----------------------------------------------------------------

                              RATING(a)       PAR
                             S&P   MOODY'S   (000)       VALUE
UTAH-3.14%

Salt Lake (County of)
  Housing Authority (Santa
  Fe Apartments Project);
  Multifamily Housing
  Refunding VRD Series
  1992 RB (LOC-Dresdner
  Bank AG)
  3.95%, 07/01/22(b)         --    VMIG-1    $1,900   $ 1,900,000
-----------------------------------------------------------------

VIRGINIA-2.48%

Norfolk (City of)
  Industrial Development
  Authority (Sentara
  Health System);
  Commercial Paper Notes
  3.90%, 05/17/00           A-1+    P-1       1,500     1,500,000
-----------------------------------------------------------------

WASHINGTON-3.89%

Industrial Development
  Corp. of Port Townsend
  (Port Townsend Paper
  Corp. Project); VRD
  Series 1988 A RB
  (LOC-Deutsche Bank AG)
  4.00%, 03/01/09(b)         --    VMIG-1       500       500,000
-----------------------------------------------------------------
Tacoma (City of)
  Metropolitan Park
  District; Series 1994 GO
  4.50%, 12/01/00(e)         --      --       1,850     1,852,867
-----------------------------------------------------------------
                                                        2,352,867
-----------------------------------------------------------------
    Total Short-Term Municipal Obligations
      (Cost $52,051,704)                               52,051,704
-----------------------------------------------------------------

                                           PAR
                                          (000)       VALUE
MEDIUM TERM NOTE(f)-4.63%

Bear Stearns & Co., Inc.,
  6.57%, 11/14/00 (Cost $2,800,000)        2,800     2,800,000
--------------------------------------------------------------

MASTER NOTE AGREEMENT(f)-4.80%

BROKER/DEALER-4.80%
Merrill Lynch Mortgage Capital, Inc.,
  6.64%, 08/17/00 (Cost $2,900,000)(g)     2,900     2,900,000
--------------------------------------------------------------

REPURCHASE AGREEMENT(f)(h)-3.25%

Westdeutsche Landesbank Girozentrale,
  6.20%, 04/03/00 (Cost $1,961,164)(i)     1,961     1,961,164
--------------------------------------------------------------
TOTAL INVESTMENTS-98.80% (Cost
  $59,712,868)(j)                                   59,712,868
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.20%                    727,371
--------------------------------------------------------------
NET ASSETS-100.00%                                 $60,440,239
==============================================================

Investment Abbreviations:

COP     - Certificates of Participation
GO      - General Obligation Bonds
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MERLOTS - Municipal Exempt Receipts Liquidity Optional Tender
PUTTERS - Putable Tax Exempt Receipts
RB      - Revenue Bonds
TRAN    - Tax and Revenue Anticipation Notes
VRD     - Variable Rate Demand

Notes to Schedule of Investments:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are not covered by Independent Auditors' Report.
(b) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/00.
(c) Secured by bond insurance provided by one of the following companies: AMBAC, FGIC, FSA or MBIA.
(d) The Fund may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include variable rate instruments. These instruments involve the deposit into a trust of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust to investors such as the Fund. The trustee receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest. Because synthetic municipal instruments involve a trust and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly.
(e) Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Directors and followed by the investment advisor.
(f) Interest does not qualify as exempt interest for federal tax purposes.
(g) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 03/31/00.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 03/31/00 with a maturing value of $100,051,667. Collateralized by $107,546,033 U.S. Government obligations, 7.00% due 07/15/29 with an aggregate market value at 03/31/00 of $102,000,000.
(j) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2000

ASSETS:

Investments, at value (amortized cost)        $   59,712,868
------------------------------------------------------------
Receivables for:
  Capital stock sold                                 116,329
------------------------------------------------------------
  Interest                                           467,651
------------------------------------------------------------
  Investments sold                                 2,400,000
------------------------------------------------------------
Investment for deferred compensation plan             32,868
------------------------------------------------------------
Other assets                                          13,408
------------------------------------------------------------
    Total assets                                  62,743,124
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            1,915,999
------------------------------------------------------------
  Dividends                                           17,613
------------------------------------------------------------
  Deferred compensation                               32,868
------------------------------------------------------------
  Capital stock reacquired                           246,376
------------------------------------------------------------
Accrued administrative services fees                   4,000
------------------------------------------------------------
Accrued advisory fees                                 17,235
------------------------------------------------------------
Accrued distribution fees                             14,680
------------------------------------------------------------
Accrued transfer agent fees                            7,619
------------------------------------------------------------
Accrued operating expenses                            46,495
------------------------------------------------------------
    Total liabilities                              2,302,885
------------------------------------------------------------
Net assets applicable to shares outstanding   $   60,440,239
============================================================
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     60,439,977
============================================================
Net asset value, offering and redemption
  price per share                             $         1.00
============================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 2000

INVESTMENT INCOME:

Interest income                                  $2,155,558
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       199,298
-----------------------------------------------------------
Administrative services fees                         49,808
-----------------------------------------------------------
Directors' fees                                       2,480
-----------------------------------------------------------
Transfer agent fees                                  49,431
-----------------------------------------------------------
Distribution fees                                   142,356
-----------------------------------------------------------
Filing fees                                          41,665
-----------------------------------------------------------
Printing fees                                        27,764
-----------------------------------------------------------
Other                                                26,077
-----------------------------------------------------------
    Total expenses                                  538,879
-----------------------------------------------------------
Less: Fees waived                                   (85,413)
-----------------------------------------------------------
    Expenses paid indirectly                           (615)
-----------------------------------------------------------
    Net expenses                                    452,851
-----------------------------------------------------------
Net investment income                             1,702,707
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $1,702,707
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 2000 and 1999

                                                                  2000          1999
                                                              ------------   -----------
OPERATIONS:

  Net investment income                                       $  1,702,707   $ 2,023,407
----------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities                   --        11,634
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                               --          (160)
----------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       1,702,707     2,034,881
----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income            (1,730,612)   (2,029,841)
----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions           (690,854)    9,220,052
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                       (718,759)    9,225,092
----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           61,158,998    51,933,906
----------------------------------------------------------------------------------------
  End of period                                               $ 60,440,239   $61,158,998
========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 60,421,491   $61,130,831
----------------------------------------------------------------------------------------
  Undistributed net investment income                               23,318        29,998
----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                      (4,570)       (1,831)
----------------------------------------------------------------------------------------
                                                              $ 60,440,239   $61,158,998
========================================================================================

NOTES TO FINANCIAL STATEMENTS

March 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of four separate portfolios. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to AIM Tax-Exempt Cash Fund (the "Fund"). The investment objective of the Fund is to earn the highest level of current income free from federal income taxes that is consistent with the preservation of capital and liquidity.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--The Fund's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of premiums or original issue discounts.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date, adjusted for amortization of premiums and discounts on investments, and is recorded on the accrual basis. Discounts, other than original issue, are amortized to unrealized appreciation for financial reporting purposes. On March 31, 2000, undistributed net investment income was increased by $21,225, undistributed net realized gains (losses) was decreased by $2,739 and paid-in capital was decreased by $18,486 as a result of differing book/tax adjustments. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions--It is the policy of the Fund to declare daily dividends from net investment income. Such distributions are paid monthly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $4,570 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended March 31, 2000, AIM was paid $49,808 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. For the year ended March 31, 2000, AFS was paid $36,897 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors up to a maximum annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sale and distribution of the Fund's shares. The Plan provides that of the aggregate amount payable under the Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. Currently, AIM Distributors has elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan equals 0.10% of the Fund's average daily net assets.
  For the year ended March 31, 2000, AIM Distributors received $56,943 as compensation pursuant to the Plan and waived fees of $85,413.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended March 31, 2000, the Fund paid legal fees of $3,767 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Fund's Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INDIRECT EXPENSES

During the year ended March 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $615 under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $615 during the year ended March 31, 2000.

NOTE 5-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 2000 and 1999 were as follows:

                                  2000                           1999
                      -----------------------------   -----------------------------
                          SHARES          AMOUNT          SHARES          AMOUNT
                      -------------   -------------   ------------   --------------
Sold                     99,988,658   $  99,988,658    365,487,367    $ 365,487,367
-----------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends               1,656,515       1,656,515      1,903,872        1,903,872
-----------------------------------------------------------------------------------
Reacquired             (102,336,027)   (102,336,027)  (358,171,187)    (358,171,187)
-----------------------------------------------------------------------------------
                           (690,854)  $    (690,854)     9,220,052    $   9,220,052
===================================================================================

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the five-year period ended March 31, 2000.

                                                               2000       1999       1998       1997       1996
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
    Net investment income                                        0.03       0.03       0.03       0.03       0.03
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions from net investment income                   (0.03)     (0.03)     (0.03)     (0.03)     (0.03)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $  1.00    $  1.00    $  1.00    $  1.00    $  1.00
============================================================  =======    =======    =======    =======    =======
Total return                                                     3.05%      2.90%      3.12%      2.82%      2.92%
============================================================  =======    =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                      $60,440    $61,159    $51,934    $56,880    $30,014
============================================================  =======    =======    =======    =======    =======
Ratio of expenses to average net assets:
    With fee waivers and/or expense reimbursements               0.80%(a)   0.79%      0.83%      1.04%      1.05%
============================================================  =======    =======    =======    =======    =======
    Without fee waivers and/or expense reimbursements            0.95%(a)   0.94%      0.98%      1.19%      1.20%
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets             2.99%(a)   2.83%      3.07%      2.78%      2.97%
============================================================  =======    =======    =======    =======    =======

(a) Ratios based on average net assets of $56,942,323.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Tax-Exempt Cash Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with auditing
                       standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                       KPMG LLP

                       May 1, 2000
                       Houston, Texas

BOARD OF DIRECTORS                               OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                        11 Greenway Plaza
Chairman                                         Chairman                                Suite 100
A I M Management Group Inc.                                                              Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                               INVESTMENT ADVISOR
Director
ACE Limited;                                     Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                  Suite 100
COMSAT Corporation                               Gary T. Crum                            Houston, TX 77046
                                                 Senior Vice President
Owen Daly II                                                                             TRANSFER AGENT
Director                                         Dana R. Sutton
Cortland Trust Inc.                              Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                         P.O. Box 4739
Edward K. Dunn Jr.                               Stuart W. Coco                          Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;             Vice President
Formerly Vice Chairman and President,                                                    CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and         Melville B. Cox
President, Mercantile Bankshares                 Vice President                          The Bank of New York
                                                                                         90 Washington Street
Jack Fields                                      Karen Dunn Kelley                       11th Floor
Chief Executive Officer                          Vice President                          New York, NY 10286
Texana Global, Inc.;
Formerly Member                                  Mary J. Benson                          COUNSEL TO THE FUND
of the U.S. House of Representatives             Assistant Vice President
                                                 and Assistant Treasurer                 Ballard Spahr
Carl Frischling                                                                          Andrews & Ingersoll, LLP
Partner                                          Sheri Morris                            1735 Market Street
Kramer, Levin, Naftalis & Frankel LLP            Assistant Vice President                Philadelphia, PA 19103
                                                 and Assistant Treasurer
Robert H. Graham                                                                         COUNSEL TO THE DIRECTORS
President and Chief Executive Officer            Renee A. Friedli
A I M Management Group Inc.                      Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                         919 Third Avenue
Prema Mathai-Davis                               P. Michelle Grace                       New York, NY 10022
Chief Executive Officer, YWCA of the U.S.A.      Assistant Secretary
                                                                                         DISTRIBUTOR
Lewis F. Pennock                                 Nancy L. Martin
Attorney                                         Assistant Secretary                     A I M Distributors, Inc.
                                                                                         11 Greenway Plaza
Louis S. Sklar                                   Ofelia M. Mayo                          Suite 100
Executive Vice President                         Assistant Secretary                     Houston, TX 77046
Hines Interests
Limited Partnership                              Lisa A. Moss                            AUDITORS
                                                 Assistant Secretary
                                                                                         KPMG LLP
                                                 Kathleen J. Pflueger                    700 Louisiana
                                                 Assistant Secretary                     Houston, TX 77002

                                                 Samuel D. Sirko
                                                 Assistant Secretary

                                                 Stephen I. Winer
                                                 Assistant Secretary

(UNAUDITED)
REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Tax-Exempt Cash Fund paid ordinary dividends in the amount of $0.0301 per share to shareholders during the Fund's tax year ended March 31, 2000. Of this amount, 82.96% qualified as exempt-interest dividends for federal income tax purposes.

For the purpose of preparing your annual federal income tax returns, however, you should report the amounts as reflected on the appropriate Form 1099-DIV.

          This report may be distributed only to current shareholders or to the persons who have received a current prospectus of the Fund.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                 MONEY MARKET FUNDS                         A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                   AIM Money Market Fund                      leadership in the mutual fund industry since
AIM Blue Chip Fund                           AIM Tax-Exempt Cash Fund                   1976 and managed approximately $176 billion
AIM Capital Development Fund                                                            in assets for more than 7.4 million
AIM Constellation Fund(1)                    INTERNATIONAL GROWTH FUNDS                 shareholders, including individual
AIM Dent Demographic Trends Fund             AIM Advisor International Value Fund       investors, corporate clients and financial
AIM Large Cap Growth Fund                    AIM Asian Growth Fund                      institutions, as of March 31, 2000.
AIM Mid Cap Equity Fund                      AIM Developing Markets Fund                    The AIM Family of Funds--Registered
AIM Mid Cap Growth Fund                      AIM Euroland Growth Fund(5)                Trademark-- is distributed nationwide, and
AIM Mid Cap Opportunities Fund(2)            AIM European Development Fund              AIM today is the eighth-largest mutual fund
AIM Select Growth Fund                       AIM International Equity Fund              complex in the United States in assets under
AIM Small Cap Growth Fund(3)                 AIM Japan Growth Fund                      management, according to Strategic Insight,
AIM Small Cap Opportunities Fund(4)          AIM Latin American Growth Fund             an independent mutual fund monitor.
AIM Value Fund                               AIM New Pacific Growth Fund(8)
AIM Weingarten Fund
                                             GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                        AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                        AIM Global Growth Fund
AIM Advisor Large Cap Value Fund(8)          AIM Global Trends Fund(7)
AIM Advisor Real Estate Fund
AIM Balanced Fund                            GLOBAL GROWTH & INCOME FUNDS
AIM Basic Value Fund                         AIM Global Growth & Income Fund(8)
AIM Charter Fund                             AIM Global Utilities Fund

INCOME FUNDS                                 GLOBAL INCOME FUNDS
AIM Floating Rate Fund                       AIM Emerging Markets Debt Fund(8)
AIM High Yield Fund                          AIM Global Government Income Fund(8)
AIM High Yield Fund II                       AIM Global Income Fund
AIM Income Fund                              AIM Strategic Income Fund
AIM Intermediate Government Fund
AIM Limited Maturity Treasury Fund           THEME FUNDS
                                             AIM Global Consumer Products and Services Fund
TAX-FREE INCOME FUNDS                        AIM Global Financial Services Fund
AIM High Income Municipal Fund               AIM Global Health Care Fund
AIM Municipal Bond Fund                      AIM Global Infrastructure Fund
AIM Tax-Exempt Bond Fund of Connecticut      AIM Global Resources Fund
AIM Tax-Free Intermediate Fund               AIM Global Telecommunications and Technology Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (7) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. (8) AIM Advisor Large Cap Value Fund, AIM Emerging Markets Debt Fund, AIM Global Government Income Fund, AIM Global Growth & Income Fund and AIM New Pacific Growth Fund closed to new investors on April 28, 2000. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

[MFS Dalbar Award Logo]

A I M DISTRIBUTORS, INC.                                               TEC-AR-1